UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4861

Fidelity Garrison Street Trust
(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Item 1. Reports to Stockholders

Fidelity® VIP
Investment Grade Central Fund

Annual Report

December 31, 2014

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

VIGC-ANN-0215
1.831202.108

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity® VIP Investment Grade Central Fund	6.37%	5.37%	5.92%

A From June 23, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® VIP Investment Grade Central Fund on June 23, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. taxable investment-grade bonds posted a strong return for 2014, amid continued easy monetary policy and a decline in long-term interest rates. The Barclays® U.S. Aggregate Bond Index rose 5.97%, significantly outperforming the global taxable investment-grade bond market, driven by the U.S. economy's strong growth relative to its global peers. For much of the period, investors were attracted to yield-advantaged sectors, as well as longer-maturity bonds that carried more interest-rate risk. Among sectors in the Barclays index, investment-grade credit was the biggest gainer, returning 7.53%, supported by solid corporate fundamentals and a low default rate. Other yield-advantaged sectors also had strong showings, including mortgage-backed securities (+6%) and U.S. Treasuries (+5%). High-yield bonds lagged, however, partly due to valuation concerns. The BofA Merrill LynchSM US High Yield Constrained Index returned 2.51%. Investors became more risk averse in the fourth quarter, amid signs of economic strain overseas, heightened geopolitical risks and fears of higher interest rates as the U.S. Federal Reserve's multiyear bond-buying program ended in October. Reflecting those concerns, 10-year U.S. Treasury yields fell to nearly 2% at period end, the lowest since mid-2013.

Comments from Ford O'Neil, Portfolio Manager of Fidelity® VIP Investment Grade Central Fund for the period covered by this report: For the year, the fund returned 6.37%, outpacing the Barclays U.S. Aggregate Bond Index. I attempt to add value through sector positioning. I also draw on Fidelity's considerable bottom-up fundamental research to identify what we believe are the best ideas in each sector. I keep the fund's duration roughly in line with that of the benchmark, but positioned the fund based on the shape of and expected changes in the yield curve. The fund benefited most from its overweighting in investment-grade corporate bonds, which outpaced the index. Favorable positioning among corporate bonds was advantageous as well. Most notable was our larger-than-benchmark exposure to financials, which beat the broader credit market. Our positioning within financials bolstered our return, too, with significant overweighted positions in banks, real estate investment trusts (REITs) and insurance companies contributing to our outperformance. Government-related holdings produced strong results, although they were slightly below the benchmark. Investments in taxable municipal bonds issued in California were helpful, as these issues posted gains that exceeded the benchmark. Offsetting to some extent the positive effects of our municipal bond positioning were holdings in state-owned oil companies Petroleos Mexicanos (Mexico) and Petrobras (Brazil), which came under significant pressure as oil prices slumped. Yield-curve positioning - how the fund was spread over bonds with various maturities - also hurt the return. Specifically, underweighting longer-maturity Treasuries was a detriment. Driven by robust global demand for safe-haven assets, they outpaced their shorter-term counterparts, which lagged as investors worried about rising interest rates.

Note to shareholders: Pramod Atluri will become Portfolio Manager of the fund on February 1, 2015.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Actual	.0018%	$ 1,000.00	$ 1,018.80	$ .01
HypotheticalA		$ 1,000.00	$ 1,025.20	$ .01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Quality Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
U.S. Government and U.S. Government Agency Obligations 47.2%	U.S. Government and U.S. Government Agency Obligations 50.7%
AAA 3.7%	AAA 4.1%
AA 3.0%	AA 2.9%
A 10.5%	A 9.1%
BBB 28.1%	BBB 25.6%
BB and Below 2.6%	BB and Below 2.4%
Not Rated 0.0%†	Not Rated 0.1%
Short-Term Investments and Net Other Assets 4.9%	Short-Term Investments and Net Other Assets 5.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Weighted Average Maturity as of December 31, 2014
6 months ago
Years	7.3	6.8

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2014
6 months ago
Years	5.3	5.1

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Asset Allocation (% of fund's net assets)
As of December 31, 2014 *		As of June 30, 2014 **
	Corporate Bonds 37.5%		Corporate Bonds 32.7%
	U.S. Government and U.S. Government Agency Obligations 47.2%		U.S. Government and U.S. Government Agency Obligations 50.7%
	Asset-Backed Securities 0.7%		Asset-Backed Securities 0.7%
	CMOs and Other Mortgage Related Securities 6.7%		CMOs and Other Mortgage Related Securities 7.4%
	Municipal Bonds 2.5%		Municipal Bonds 2.7%
	Other Investments 0.5%		Other Investments 0.7%
	Short-Term Investments and Net Other Assets (Liabilities) 4.9%		Short-Term Investments and Net Other Assets (Liabilities) 5.1%
* Foreign investments	6.3%	** Foreign investments	6.3%
* Futures and Swaps	0.0%†	** Futures and Swaps	0.0%†

† Amount represents less than 0.1%.
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 37.5%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 2.7%
Automobiles - 0.8%
Daimler Finance North America LLC:
1.45% 8/1/16 (d)	$ 2,724,000	$ 2,736,345
2.875% 3/10/21 (d)	8,000,000	8,071,568
General Motors Co.:
3.5% 10/2/18	3,528,000	3,598,560
6.25% 10/2/43	599,000	715,565
General Motors Financial Co., Inc.:
2.625% 7/10/17	1,120,000	1,124,855
3% 9/25/17	2,587,000	2,616,181
3.25% 5/15/18	1,860,000	1,862,325
3.5% 7/10/19	4,187,000	4,275,438
4.25% 5/15/23	2,080,000	2,121,371
4.375% 9/25/21	8,102,000	8,456,463
4.75% 8/15/17	1,940,000	2,045,924
		37,624,595
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd.:
2.875% 1/15/19	416,000	422,562
4.25% 6/15/23	2,932,000	3,090,627
		3,513,189
Media - 1.8%
AOL Time Warner, Inc. 7.625% 4/15/31	1,625,000	2,265,469
Comcast Corp.:
4.95% 6/15/16	2,975,000	3,152,245
6.45% 3/15/37	1,410,000	1,875,892
COX Communications, Inc. 3.25% 12/15/22 (d)	1,609,000	1,579,779
DIRECTV Holdings LLC/DIRECTV Financing, Inc. 5.875% 10/1/19	4,711,000	5,388,593
Discovery Communications LLC:
3.25% 4/1/23	604,000	586,344
6.35% 6/1/40	2,421,000	2,881,980
NBCUniversal, Inc.:
5.15% 4/30/20	3,234,000	3,669,946
6.4% 4/30/40	3,340,000	4,474,909
News America Holdings, Inc. 7.75% 12/1/45	3,169,000	4,767,133
News America, Inc.:
6.15% 3/1/37	2,331,000	2,921,456
6.15% 2/15/41	1,822,000	2,318,768
Thomson Reuters Corp.:
1.3% 2/23/17	1,374,000	1,366,874
3.85% 9/29/24	3,379,000	3,416,112
Time Warner Cable, Inc.:
4% 9/1/21	7,363,000	7,836,382
5.85% 5/1/17	1,239,000	1,352,510
6.55% 5/1/37	3,270,000	4,210,089

	Principal Amount	Value
6.75% 7/1/18	$ 4,425,000	$ 5,074,931
8.25% 4/1/19	7,716,000	9,445,487
Time Warner, Inc.:
5.875% 11/15/16	5,514,000	5,978,604
6.5% 11/15/36	2,337,000	2,973,071
Viacom, Inc.:
2.5% 9/1/18	546,000	550,828
3.5% 4/1/17	1,312,000	1,365,465
		79,452,867
TOTAL CONSUMER DISCRETIONARY		120,590,651
CONSUMER STAPLES - 1.4%
Beverages - 0.2%
Heineken NV:
1.4% 10/1/17 (d)	2,178,000	2,165,605
2.75% 4/1/23 (d)	2,276,000	2,194,469
SABMiller Holdings, Inc. 3.75% 1/15/22 (d)	3,034,000	3,166,616
		7,526,690
Food & Staples Retailing - 0.3%
CVS Health Corp.:
2.25% 12/5/18	3,097,000	3,124,727
4% 12/5/23	3,097,000	3,277,468
Walgreens Boots Alliance, Inc.:
1.75% 11/17/17	1,090,000	1,092,781
2.7% 11/18/19	2,460,000	2,472,516
3.3% 11/18/21	2,918,000	2,938,301
3.8% 11/18/24	2,228,000	2,272,337
		15,178,130
Food Products - 0.1%
ConAgra Foods, Inc.:
1.9% 1/25/18	1,554,000	1,543,647
3.2% 1/25/23	1,308,000	1,281,207
General Mills, Inc. 5.2% 3/17/15	3,528,000	3,561,227
		6,386,081
Tobacco - 0.8%
Altria Group, Inc.:
2.85% 8/9/22	2,952,000	2,868,447
4% 1/31/24	2,394,000	2,495,939
4.25% 8/9/42	2,952,000	2,828,934
4.75% 5/5/21	4,000,000	4,424,084
5.375% 1/31/44	4,099,000	4,665,965
9.7% 11/10/18	2,242,000	2,846,910
Philip Morris International, Inc. 5.65% 5/16/18	2,751,000	3,099,351
Reynolds American, Inc.:
3.25% 11/1/22	2,224,000	2,166,269
4.75% 11/1/42	3,437,000	3,335,784
Nonconvertible Bonds - continued
	Principal Amount	Value
CONSUMER STAPLES - continued
Tobacco - continued
Reynolds American, Inc.: - continued
6.15% 9/15/43	$ 1,680,000	$ 1,948,247
7.25% 6/15/37	2,962,000	3,804,642
		34,484,572
TOTAL CONSUMER STAPLES		63,575,473
ENERGY - 5.3%
Energy Equipment & Services - 0.4%
DCP Midstream LLC:
4.75% 9/30/21 (d)	3,739,000	3,712,423
5.35% 3/15/20 (d)	3,724,000	3,897,676
El Paso Pipeline Partners Operating Co. LLC:
4.1% 11/15/15	3,902,000	3,992,417
5% 10/1/21	1,517,000	1,595,474
Transocean, Inc. 5.05% 12/15/16	2,488,000	2,500,637
		15,698,627
Oil, Gas & Consumable Fuels - 4.9%
Anadarko Petroleum Corp. 6.375% 9/15/17	6,869,000	7,637,483
BP Capital Markets PLC:
3.535% 11/4/24	4,510,000	4,429,339
3.814% 2/10/24	3,957,000	3,982,681
4.5% 10/1/20	1,811,000	1,959,446
4.742% 3/11/21	3,000,000	3,265,527
Canadian Natural Resources Ltd.:
1.75% 1/15/18	1,762,000	1,751,773
3.8% 4/15/24	6,783,000	6,655,812
ConocoPhillips Co. 5.75% 2/1/19	3,900,000	4,433,423
DCP Midstream Operating LP:
2.5% 12/1/17	1,990,000	1,987,863
2.7% 4/1/19	397,000	388,621
3.875% 3/15/23	1,771,000	1,694,734
Duke Energy Field Services 6.45% 11/3/36 (d)	2,477,000	2,592,656
El Paso Natural Gas Co. 5.95% 4/15/17	3,330,000	3,581,149
Empresa Nacional de Petroleo 4.375% 10/30/24 (d)	3,540,000	3,462,715
Enable Midstream Partners LP:
2.4% 5/15/19 (d)	1,253,000	1,218,670
3.9% 5/15/24 (d)	1,322,000	1,274,257
Enbridge Energy Partners LP 4.2% 9/15/21	4,399,000	4,594,769
EnLink Midstream Partners LP 2.7% 4/1/19	6,288,000	6,192,051

	Principal Amount	Value
Enterprise Products Operating LP:
2.55% 10/15/19	$ 863,000	$ 854,311
3.75% 2/15/25	2,900,000	2,911,043
Marathon Petroleum Corp. 5.125% 3/1/21	2,187,000	2,390,472
Motiva Enterprises LLC 5.75% 1/15/20 (d)	1,496,000	1,669,220
Nakilat, Inc. 6.067% 12/31/33 (d)	1,808,000	2,020,440
Petro-Canada 6.05% 5/15/18	1,480,000	1,664,623
Petrobras Global Finance BV:
3% 1/15/19	446,000	394,295
3.25% 3/17/17	8,149,000	7,680,433
4.375% 5/20/23	7,020,000	6,037,762
4.875% 3/17/20	8,417,000	7,874,188
5.625% 5/20/43	6,681,000	5,446,685
Petrobras International Finance Co. Ltd.:
3.875% 1/27/16	3,612,000	3,544,456
5.375% 1/27/21	14,294,000	13,244,392
5.75% 1/20/20	6,461,000	6,239,452
7.875% 3/15/19	4,277,000	4,500,986
Petroleos Mexicanos:
3.125% 1/23/19	642,000	648,420
3.5% 7/18/18	5,440,000	5,508,000
3.5% 1/30/23	3,410,000	3,261,665
4.875% 1/24/22	3,398,000	3,559,099
4.875% 1/18/24	4,539,000	4,716,021
5.5% 1/21/21	3,601,000	3,898,083
5.5% 6/27/44	7,799,000	7,954,980
6% 3/5/20	1,625,000	1,824,063
6.375% 1/23/45	4,048,000	4,584,360
6.5% 6/2/41	7,675,000	8,807,063
8% 5/3/19	2,537,000	3,000,003
Phillips 66 Co. 4.3% 4/1/22	3,770,000	3,979,955
Plains All American Pipeline LP/PAA Finance Corp.:
3.65% 6/1/22	1,784,000	1,793,641
6.125% 1/15/17	1,250,000	1,362,364
Spectra Energy Capital, LLC 3.3% 3/15/23	5,000,000	4,749,365
Spectra Energy Partners, LP:
2.95% 6/15/16	668,000	685,313
2.95% 9/25/18	733,000	750,149
4.6% 6/15/21	873,000	944,956
Suncor Energy, Inc. 6.1% 6/1/18	4,665,000	5,232,772
The Williams Companies, Inc.:
3.7% 1/15/23	1,208,000	1,084,888
4.55% 6/24/24	13,337,000	12,403,157
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16	615,000	656,211
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Western Gas Partners LP 5.375% 6/1/21	$ 4,325,000	$ 4,745,122
Williams Partners LP 4.3% 3/4/24	3,059,000	3,053,378
		216,778,755
TOTAL ENERGY		232,477,382
FINANCIALS - 19.2%
Banks - 7.9%
Banco Nacional de Desenvolvimento Economico e Social:
3.375% 9/26/16 (d)	4,235,000	4,249,399
4% 4/14/19 (d)	5,277,000	5,197,845
5.75% 9/26/23 (d)	3,877,000	3,993,310
6.5% 6/10/19 (d)	1,340,000	1,420,400
Bank of America Corp.:
2.6% 1/15/19	7,155,000	7,210,637
2.65% 4/1/19	1,857,000	1,870,621
3.3% 1/11/23	12,978,000	12,978,999
3.875% 3/22/17	10,557,000	11,046,380
4.1% 7/24/23	4,166,000	4,387,423
4.2% 8/26/24	4,984,000	5,077,325
4.25% 10/22/26	4,261,000	4,251,434
5.75% 12/1/17	12,290,000	13,580,180
5.875% 1/5/21	1,785,000	2,069,659
6.5% 8/1/16	3,000,000	3,232,749
Bank of America NA 5.3% 3/15/17	3,403,000	3,655,591
Barclays Bank PLC 2.5% 2/20/19	2,600,000	2,634,544
Barclays PLC 2.75% 11/8/19	3,581,000	3,559,120
Capital One NA 2.95% 7/23/21	5,645,000	5,609,679
Citigroup, Inc.:
1.3% 11/15/16	6,383,000	6,376,974
1.85% 11/24/17	8,579,000	8,569,786
2.5% 7/29/19	12,575,000	12,585,098
3.375% 3/1/23	2,800,000	2,825,040
3.953% 6/15/16	3,838,000	3,985,003
4.05% 7/30/22	1,800,000	1,862,388
4.75% 5/19/15	4,790,000	4,860,892
5.3% 5/6/44	8,263,000	9,053,513
5.5% 9/13/25	1,663,000	1,840,118
6.125% 5/15/18	1,159,000	1,311,719
Credit Suisse AG 6% 2/15/18	6,486,000	7,214,949
Discover Bank:
4.2% 8/8/23	2,849,000	2,989,541
7% 4/15/20	2,309,000	2,721,256
8.7% 11/18/19	1,503,000	1,858,670
Fifth Third Bancorp:
4.5% 6/1/18	1,179,000	1,270,052
8.25% 3/1/38	4,319,000	6,487,933

	Principal Amount	Value
HBOS PLC 6.75% 5/21/18 (d)	$ 2,600,000	$ 2,897,690
HSBC Holdings PLC 4.25% 3/14/24	2,200,000	2,289,280
HSBC U.S.A., Inc. 1.625% 1/16/18	3,721,000	3,706,670
Huntington Bancshares, Inc. 7% 12/15/20	1,004,000	1,208,344
JPMorgan Chase & Co.:
1.625% 5/15/18	8,510,000	8,417,156
2% 8/15/17	5,000,000	5,047,895
2.2% 10/22/19	2,127,000	2,108,659
2.35% 1/28/19	2,007,000	2,020,094
3.15% 7/5/16	4,200,000	4,318,335
3.25% 9/23/22	5,719,000	5,752,313
3.875% 9/10/24	10,554,000	10,562,981
4.125% 12/15/26	13,194,000	13,158,007
4.25% 10/15/20	1,915,000	2,058,817
4.35% 8/15/21	6,268,000	6,811,285
4.5% 1/24/22	6,648,000	7,257,967
4.625% 5/10/21	1,884,000	2,073,523
4.95% 3/25/20	1,503,000	1,660,372
6.3% 4/23/19	3,920,000	4,553,374
KeyBank NA:
5.45% 3/3/16	1,618,000	1,700,541
6.95% 2/1/28	800,000	1,043,737
Marshall & Ilsley Bank:
4.85% 6/16/15	1,796,000	1,828,572
5% 1/17/17	4,952,000	5,255,736
RBS Citizens Financial Group, Inc. 4.15% 9/28/22 (d)	4,259,000	4,359,240
Regions Bank:
6.45% 6/26/37	7,720,000	9,650,124
7.5% 5/15/18	13,237,000	15,366,767
Regions Financial Corp.:
2% 5/15/18	4,497,000	4,453,267
5.75% 6/15/15	814,000	830,899
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	8,300,000	8,442,685
6% 12/19/23	5,383,000	5,826,548
6.1% 6/10/23	5,485,000	5,949,004
6.125% 12/15/22	8,239,000	8,967,377
Wells Fargo & Co.:
1.25% 7/20/16	14,500,000	14,551,591
3.676% 6/15/16	1,714,000	1,778,325
		347,745,402
Capital Markets - 3.1%
Affiliated Managers Group, Inc. 4.25% 2/15/24	1,593,000	1,659,691
BlackRock, Inc. 3.5% 3/18/24	9,600,000	9,886,502
Goldman Sachs Group, Inc.:
1.748% 9/15/17	13,467,000	13,389,497
2.55% 10/23/19	4,270,000	4,249,636
2.625% 1/31/19	16,652,000	16,753,677
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Capital Markets - continued
Goldman Sachs Group, Inc.: - continued
2.9% 7/19/18	$ 6,251,000	$ 6,412,776
5.25% 7/27/21	1,125,000	1,269,745
5.625% 1/15/17	3,000,000	3,217,959
5.95% 1/18/18	755,000	838,781
6.15% 4/1/18	5,954,000	6,682,883
Lazard Group LLC:
4.25% 11/14/20	2,080,000	2,192,216
6.85% 6/15/17	3,970,000	4,419,678
Morgan Stanley:
1.875% 1/5/18	4,357,000	4,346,434
2.125% 4/25/18	4,257,000	4,259,831
2.375% 7/23/19	12,594,000	12,547,553
3.7% 10/23/24	7,223,000	7,321,377
3.75% 2/25/23	6,489,000	6,656,552
4.875% 11/1/22	7,751,000	8,232,167
5% 11/24/25	1,047,000	1,117,269
5.45% 1/9/17	4,980,000	5,350,447
5.75% 1/25/21	3,512,000	4,031,604
6.625% 4/1/18	10,165,000	11,578,291
		136,414,566
Consumer Finance - 1.5%
American Express Co. 3.625% 12/5/24	2,176,000	2,194,137
Discover Financial Services:
3.85% 11/21/22	5,040,000	5,127,706
3.95% 11/6/24	2,847,000	2,861,927
Ford Motor Credit Co. LLC:
1.5% 1/17/17	2,686,000	2,671,689
1.7% 5/9/16	6,586,000	6,610,698
2.875% 10/1/18	4,500,000	4,578,953
General Electric Capital Corp.:
1% 12/11/15	3,432,000	3,447,344
2.95% 5/9/16	774,000	796,751
3.5% 6/29/15	799,000	810,725
4.625% 1/7/21	3,972,000	4,427,151
4.65% 10/17/21	1,610,000	1,814,678
5.625% 5/1/18	9,700,000	10,914,750
Hyundai Capital America:
1.45% 2/6/17 (d)	5,241,000	5,222,992
1.625% 10/2/15 (d)	1,373,000	1,378,793
1.875% 8/9/16 (d)	1,083,000	1,090,768
2.125% 10/2/17 (d)	1,518,000	1,525,510
2.875% 8/9/18 (d)	1,921,000	1,959,797
Synchrony Financial:
1.875% 8/15/17	994,000	995,997
3% 8/15/19	1,459,000	1,474,966

	Principal Amount	Value
3.75% 8/15/21	$ 2,203,000	$ 2,250,340
4.25% 8/15/24	2,218,000	2,275,954
		64,431,626
Insurance - 2.3%
AIA Group Ltd. 2.25% 3/11/19 (d)	913,000	908,921
American International Group, Inc.:
2.3% 7/16/19	1,969,000	1,971,004
4.875% 6/1/22	1,252,000	1,406,427
5.6% 10/18/16	3,756,000	4,037,197
Aon Corp.:
3.125% 5/27/16	3,681,000	3,777,991
3.5% 9/30/15	1,538,000	1,568,640
5% 9/30/20	1,402,000	1,565,503
Five Corners Funding Trust 4.419% 11/15/23 (d)	4,110,000	4,346,000
Hartford Financial Services Group, Inc. 5.125% 4/15/22	4,644,000	5,220,265
Liberty Mutual Group, Inc. 5% 6/1/21 (d)	4,093,000	4,458,513
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	2,278,000	2,531,815
Massachusetts Mutual Life Insurance Co. 5.375% 12/1/41 (d)	1,135,000	1,349,607
MetLife, Inc.:
1.903% 12/15/17	886,000	888,060
3.048% 12/15/22	3,731,000	3,724,210
4.368% 9/15/23	3,574,000	3,897,047
4.75% 2/8/21	1,477,000	1,650,862
6.75% 6/1/16	3,234,000	3,487,310
Metropolitan Life Global Funding I 3% 1/10/23 (d)	2,636,000	2,622,264
Pacific Life Insurance Co. 9.25% 6/15/39 (d)	2,297,000	3,613,188
Pacific LifeCorp:
5.125% 1/30/43 (d)	5,252,000	5,776,039
6% 2/10/20 (d)	4,627,000	5,259,432
Prudential Financial, Inc.:
2.3% 8/15/18	599,000	605,932
4.5% 11/16/21	2,157,000	2,351,501
6.2% 11/15/40	1,297,000	1,651,640
7.375% 6/15/19	1,250,000	1,502,689
Symetra Financial Corp. 6.125% 4/1/16 (d)	6,355,000	6,668,492
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (d)	5,347,000	5,958,419
TIAA Asset Management Finance LLC:
2.95% 11/1/19 (d)	1,222,000	1,224,365
4.125% 11/1/24 (d)	1,771,000	1,814,241
Unum Group:
4% 3/15/24	5,930,000	6,056,226
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Insurance - continued
Unum Group: - continued
5.625% 9/15/20	$ 2,889,000	$ 3,253,141
5.75% 8/15/42	5,234,000	6,055,874
		101,202,815
Real Estate Investment Trusts - 1.7%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	879,000	870,595
4.6% 4/1/22	1,200,000	1,276,393
American Campus Communities Operating Partnership LP 3.75% 4/15/23	1,184,000	1,181,958
AvalonBay Communities, Inc.:
3.625% 10/1/20	1,872,000	1,947,050
4.2% 12/15/23	4,000,000	4,225,592
Boston Properties, Inc. 3.85% 2/1/23	4,708,000	4,887,267
Camden Property Trust:
2.95% 12/15/22	1,607,000	1,567,543
4.25% 1/15/24	3,408,000	3,585,598
DDR Corp.:
4.625% 7/15/22	2,855,000	3,047,735
4.75% 4/15/18	3,691,000	3,942,715
7.5% 4/1/17	1,944,000	2,178,147
9.625% 3/15/16	1,253,000	1,375,740
Duke Realty LP:
3.625% 4/15/23	2,123,000	2,131,235
3.75% 12/1/24	1,576,000	1,594,611
3.875% 10/15/22	3,512,000	3,616,633
4.375% 6/15/22	2,340,000	2,477,035
5.5% 3/1/16	1,270,000	1,331,735
5.95% 2/15/17	928,000	1,006,334
6.5% 1/15/18	2,445,000	2,752,532
Equity One, Inc.:
3.75% 11/15/22	5,500,000	5,520,312
5.375% 10/15/15	455,000	469,125
6% 9/15/17	2,405,000	2,638,826
Federal Realty Investment Trust 5.9% 4/1/20	1,046,000	1,208,947
HCP, Inc. 3.75% 2/1/16	2,272,000	2,335,421
Health Care REIT, Inc.:
2.25% 3/15/18	1,731,000	1,741,833
4.7% 9/15/17	568,000	610,329
HRPT Properties Trust:
5.75% 11/1/15	1,155,000	1,171,818
6.25% 6/15/17	3,000,000	3,233,433
Lexington Corporate Properties Trust 4.4% 6/15/24	1,441,000	1,456,907

	Principal Amount	Value
Omega Healthcare Investors, Inc.:
4.5% 1/15/25 (d)	$ 1,371,000	$ 1,357,016
4.95% 4/1/24	1,354,000	1,409,027
Retail Opportunity Investments Partnership LP:
4% 12/15/24	978,000	980,031
5% 12/15/23	737,000	798,902
Simon Property Group LP 4.125% 12/1/21	2,399,000	2,609,671
United Dominion Realty Trust, Inc. 5.25% 1/15/15	904,000	905,116
Weingarten Realty Investors 3.375% 10/15/22	812,000	802,738
		74,245,900
Real Estate Management & Development - 2.7%
BioMed Realty LP:
2.625% 5/1/19	2,289,000	2,286,990
3.85% 4/15/16	5,219,000	5,390,528
4.25% 7/15/22	1,842,000	1,909,266
6.125% 4/15/20	1,392,000	1,585,945
Brandywine Operating Partnership LP:
3.95% 2/15/23	4,271,000	4,307,286
4.1% 10/1/24	4,251,000	4,259,540
4.55% 10/1/29	4,251,000	4,298,620
4.95% 4/15/18	3,196,000	3,435,553
5.7% 5/1/17	5,000,000	5,388,195
6% 4/1/16	1,005,000	1,060,342
Digital Realty Trust LP:
4.5% 7/15/15	1,829,000	1,846,443
5.25% 3/15/21	1,953,000	2,138,963
ERP Operating LP:
2.375% 7/1/19	2,683,000	2,671,533
4.625% 12/15/21	5,595,000	6,120,986
4.75% 7/15/20	2,827,000	3,105,821
5.375% 8/1/16	1,066,000	1,136,343
5.75% 6/15/17	5,343,000	5,881,975
Essex Portfolio LP 5.5% 3/15/17	670,000	725,612
Liberty Property LP:
3.375% 6/15/23	2,202,000	2,146,758
4.125% 6/15/22	2,007,000	2,080,508
4.4% 2/15/24	4,876,000	5,115,641
4.75% 10/1/20	4,185,000	4,509,982
5.5% 12/15/16	2,290,000	2,459,462
6.625% 10/1/17	2,673,000	2,995,551
Mack-Cali Realty LP:
2.5% 12/15/17	2,995,000	3,007,184
3.15% 5/15/23	4,988,000	4,567,571
4.5% 4/18/22	1,218,000	1,226,465
Mid-America Apartments LP:
4.3% 10/15/23	831,000	874,376
5.5% 10/1/15	6,290,000	6,499,023
Post Apartment Homes LP 3.375% 12/1/22	790,000	778,446
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Reckson Operating Partnership LP 6% 3/31/16	$ 4,360,000	$ 4,596,888
Regency Centers LP:
5.25% 8/1/15	1,468,000	1,504,470
5.875% 6/15/17	2,430,000	2,673,034
Tanger Properties LP:
3.75% 12/1/24	2,960,000	2,982,943
3.875% 12/1/23	1,792,000	1,834,556
6.125% 6/1/20	4,876,000	5,631,999
Ventas Realty LP 1.55% 9/26/16	2,853,000	2,865,202
Ventas Realty LP/Ventas Capital Corp.:
2% 2/15/18	2,696,000	2,698,594
4% 4/30/19	1,357,000	1,436,090
		120,034,684
TOTAL FINANCIALS		844,074,993
HEALTH CARE - 1.3%
Biotechnology - 0.2%
Amgen, Inc.:
1.25% 5/22/17	4,146,000	4,114,810
2.2% 5/22/19	4,398,000	4,379,515
		8,494,325
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co.:
2.675% 12/15/19	1,327,000	1,344,451
4.685% 12/15/44	1,232,000	1,326,816
		2,671,267
Health Care Providers & Services - 0.4%
Aetna, Inc. 2.75% 11/15/22	2,118,000	2,054,513
Express Scripts Holding Co. 4.75% 11/15/21	4,787,000	5,282,708
Medco Health Solutions, Inc. 4.125% 9/15/20	2,723,000	2,891,458
UnitedHealth Group, Inc.:
2.75% 2/15/23	708,000	694,639
2.875% 3/15/23	5,473,000	5,437,727
WellPoint, Inc. 3.3% 1/15/23	1,974,000	1,972,075
		18,333,120
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.:
1.3% 2/1/17	1,129,000	1,122,741
2.4% 2/1/19	712,000	713,062
4.15% 2/1/24	1,093,000	1,152,664
		2,988,467

	Principal Amount	Value
Pharmaceuticals - 0.6%
AbbVie, Inc.:
1.75% 11/6/17	$ 4,266,000	$ 4,275,586
2.9% 11/6/22	4,376,000	4,308,290
Bayer U.S. Finance LLC:
2.375% 10/8/19 (d)	3,021,000	3,032,987
3% 10/8/21 (d)	2,206,000	2,223,935
3.375% 10/8/24 (d)	1,522,000	1,548,745
Mylan, Inc. 1.35% 11/29/16	1,345,000	1,338,774
Perrigo Co. PLC:
1.3% 11/8/16	1,103,000	1,098,484
2.3% 11/8/18	1,180,000	1,179,070
Perrigo Finance PLC:
3.5% 12/15/21	1,065,000	1,077,422
3.9% 12/15/24	1,587,000	1,616,029
4.9% 12/15/44	696,000	737,536
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	1,428,000	1,422,566
Zoetis, Inc.:
1.875% 2/1/18	676,000	669,971
3.25% 2/1/23	1,649,000	1,626,620
		26,156,015
TOTAL HEALTH CARE		58,643,194
INDUSTRIALS - 0.7%
Airlines - 0.2%
Continental Airlines, Inc.:
6.648% 3/15/19	646,865	669,906
6.795% 2/2/20	767,211	801,736
Northwest Airlines, Inc. pass-thru trust certificates 7.027% 11/1/19	2,360,334	2,678,979
U.S. Airways pass-thru trust certificates:
6.85% 1/30/18	754,654	805,593
8.36% 1/20/19	2,957,034	3,230,559
		8,186,773
Industrial Conglomerates - 0.2%
General Electric Co. 5.25% 12/6/17	7,130,000	7,909,979
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
2.125% 1/15/18	2,155,000	2,117,288
3.875% 4/1/21	4,057,000	4,077,285
4.25% 9/15/24	3,565,000	3,591,738
4.75% 3/1/20	3,519,000	3,738,938
		13,525,249
TOTAL INDUSTRIALS		29,622,001
Nonconvertible Bonds - continued
	Principal Amount	Value
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.1%
Amphenol Corp. 3.125% 9/15/21	$ 1,394,000	$ 1,407,164
Tyco Electronics Group SA 2.375% 12/17/18	832,000	839,169
		2,246,333
MATERIALS - 0.8%
Chemicals - 0.1%
The Dow Chemical Co.:
4.125% 11/15/21	3,587,000	3,790,049
4.25% 11/15/20	1,931,000	2,064,492
		5,854,541
Metals & Mining - 0.7%
Alcoa, Inc. 5.125% 10/1/24	2,956,000	3,132,680
Corporacion Nacional del Cobre de Chile (Codelco):
3.875% 11/3/21 (d)	3,750,000	3,851,280
4.25% 7/17/42 (d)	876,000	804,619
4.875% 11/4/44 (d)	3,179,000	3,228,796
5.625% 10/18/43 (d)	3,450,000	3,893,132
Freeport-McMoRan, Inc. 2.3% 11/14/17	2,852,000	2,855,636
Rio Tinto Finance (U.S.A.) PLC 2.25% 12/14/18	4,174,000	4,182,419
Vale Overseas Ltd.:
4.375% 1/11/22	3,818,000	3,659,591
6.25% 1/23/17	3,115,000	3,322,490
		28,930,643
TOTAL MATERIALS		34,785,184
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 2.0%
AT&T, Inc.:
4.8% 6/15/44	10,000,000	10,189,560
6.3% 1/15/38	364,000	440,414
CenturyLink, Inc.:
5.15% 6/15/17	330,000	345,675
6% 4/1/17	825,000	876,563
6.15% 9/15/19	2,305,000	2,483,638
Embarq Corp.:
7.082% 6/1/16	2,793,000	3,010,427
7.995% 6/1/36	1,808,000	2,020,440
Verizon Communications, Inc.:
1.35% 6/9/17	6,483,000	6,455,428
2.625% 2/21/20 (d)	6,253,000	6,181,509
4.5% 9/15/20	11,000,000	11,943,327
5.012% 8/21/54 (d)	16,339,000	16,903,496
6.25% 4/1/37	1,380,000	1,693,598

	Principal Amount	Value
6.4% 9/15/33	$ 4,059,000	$ 4,999,807
6.55% 9/15/43	16,284,000	20,862,230
		88,406,112
Wireless Telecommunication Services - 0.2%
America Movil S.A.B. de CV:
2.375% 9/8/16	5,411,000	5,485,239
3.125% 7/16/22	2,875,000	2,836,590
		8,321,829
TOTAL TELECOMMUNICATION SERVICES		96,727,941
UTILITIES - 3.8%
Electric Utilities - 2.0%
AmerenUE 6.4% 6/15/17	3,819,000	4,252,476
American Electric Power Co., Inc.:
1.65% 12/15/17	1,748,000	1,748,586
2.95% 12/15/22	1,655,000	1,623,447
American Transmission Systems, Inc. 5% 9/1/44 (d)	1,565,000	1,674,182
Dayton Power & Light Co. 1.875% 9/15/16	1,393,000	1,408,760
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (d)	2,664,000	3,089,457
6.4% 9/15/20 (d)	7,194,000	8,401,204
Edison International 3.75% 9/15/17	2,401,000	2,534,265
FirstEnergy Corp.:
2.75% 3/15/18	5,494,000	5,536,914
4.25% 3/15/23	9,559,000	9,863,110
7.375% 11/15/31	5,710,000	6,911,190
FirstEnergy Solutions Corp. 6.05% 8/15/21	7,286,000	8,068,014
LG&E and KU Energy LLC:
2.125% 11/15/15	2,670,000	2,693,811
3.75% 11/15/20	525,000	547,552
Monongahela Power Co. 4.1% 4/15/24 (d)	1,477,000	1,576,308
Nevada Power Co. 6.5% 5/15/18	3,165,000	3,646,150
Northeast Utilities:
1.45% 5/1/18	1,125,000	1,108,013
2.8% 5/1/23	5,110,000	4,945,652
NV Energy, Inc. 6.25% 11/15/20	1,238,000	1,454,495
Pennsylvania Electric Co. 6.05% 9/1/17	2,905,000	3,215,550
Pepco Holdings, Inc. 2.7% 10/1/15	2,535,000	2,565,810
PPL Capital Funding, Inc. 3.4% 6/1/23	2,425,000	2,429,554
Progress Energy, Inc.:
4.4% 1/15/21	4,274,000	4,658,399
5.625% 1/15/16	2,000,000	2,095,872
Nonconvertible Bonds - continued
	Principal Amount	Value
UTILITIES - continued
Electric Utilities - continued
TECO Finance, Inc.:
4% 3/15/16	$ 1,075,000	$ 1,112,883
5.15% 3/15/20	1,545,000	1,725,189
		88,886,843
Gas Utilities - 0.1%
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	1,182,000	1,229,138
Multi-Utilities - 1.7%
Dominion Resources, Inc.:
1.25% 3/15/17	8,300,000	8,271,440
2.5566% 9/30/66 (g)	14,661,000	13,785,020
MidAmerican Energy Holdings, Co.:
1.1% 5/15/17	5,903,000	5,844,891
2% 11/15/18	4,545,000	4,535,528
National Grid PLC 6.3% 8/1/16	4,181,000	4,514,251
NiSource Finance Corp.:
4.45% 12/1/21	1,622,000	1,752,573
5.25% 2/15/43	4,094,000	4,693,079
5.45% 9/15/20	4,156,000	4,676,797
5.8% 2/1/42	2,085,000	2,537,535
5.95% 6/15/41	3,834,000	4,792,324
6.4% 3/15/18	3,266,000	3,719,739
PG&E Corp. 2.4% 3/1/19	600,000	600,908
Puget Energy, Inc.:
6% 9/1/21	4,807,000	5,623,455
6.5% 12/15/20	1,534,000	1,802,743
Sempra Energy:
2.3% 4/1/17	4,185,000	4,262,188
2.875% 10/1/22	1,723,000	1,693,688
Wisconsin Energy Corp. 6.25% 5/15/67 (g)	1,426,000	1,433,059
		74,539,218
TOTAL UTILITIES		164,655,199
TOTAL NONCONVERTIBLE BONDS (Cost $1,577,228,471)		1,647,398,351
U.S. Government and Government Agency Obligations - 28.1%
	Principal Amount	Value
U.S. Treasury Inflation-Protected Obligations - 1.6%
U.S. Treasury Inflation-Indexed Bonds 1.375% 2/15/44	26,961,748	30,740,439
U.S. Treasury Inflation-Indexed Notes 0.125% 7/15/24	40,557,972	39,152,647
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		69,893,086
U.S. Treasury Obligations - 26.5%
U.S. Treasury Bonds:
3% 11/15/44	21,870,000	22,984,014
3.125% 8/15/44	52,350,000	56,358,021
3.375% 5/15/44	28,051,000	31,601,191
3.625% 8/15/43	68,501,000	80,606,428
3.625% 2/15/44	8,318,000	9,795,743
U.S. Treasury Notes:
0.5% 7/31/17	5,745,000	5,678,576
0.75% 2/28/18	98,100,000	96,728,170
0.875% 4/30/17	695,000	695,706
0.875% 5/15/17	27,140,000	27,146,351
0.875% 10/15/17	201,857,000	201,021,110
0.875% 1/31/18	63,538,000	63,001,866
1% 12/15/17 (c)	64,180,000	64,034,568
1.25% 10/31/18	231,238,000	229,720,611
1.375% 7/31/18	85,163,000	85,236,155
1.5% 12/31/18	57,607,000	57,687,995
1.75% 9/30/19	87,167,000	87,657,314
1.875% 10/31/17 (f)	20,552,000	21,025,662
2.25% 11/15/24	24,670,000	24,835,758
2.375% 8/15/24	1,073,000	1,092,197
TOTAL U.S. TREASURY OBLIGATIONS		1,166,907,436
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,212,450,076)		1,236,800,522
U.S. Government Agency - Mortgage Securities - 20.0%

Fannie Mae - 11.9%
1.688% 5/1/34 (g)	836,548	865,336
1.753% 9/1/33 (g)	374,159	388,070
1.93% 10/1/33 (g)	27,319	28,535
1.94% 7/1/35 (g)	23,107	24,182
2.05% 3/1/35 (g)	5,735	5,920
2.053% 6/1/36 (g)	84,240	90,216
2.06% 10/1/33 (g)	561,473	593,180
2.105% 7/1/34 (g)	40,977	43,481
2.283% 11/1/36 (g)	879,759	938,725
2.333% 3/1/35 (g)	36,951	39,607
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
2.354% 7/1/35 (g)	$ 63,666	$ 67,744
2.36% 8/1/36 (g)	1,433,716	1,536,758
2.389% 7/1/37 (g)	112,593	120,641
2.407% 2/1/36 (g)	607,660	648,698
2.421% 10/1/33 (g)	54,697	58,232
2.439% 5/1/36 (g)	297,270	318,635
2.462% 9/1/36 (g)	830,297	889,971
2.5% 9/1/27 to 1/1/43	20,905,747	21,037,206
2.5% 1/1/30 (e)	3,600,000	3,666,375
2.5% 1/1/30 (e)	3,600,000	3,666,375
2.5% 1/1/30 (e)	1,300,000	1,323,969
2.5% 1/1/30 (e)	2,100,000	2,138,719
2.542% 6/1/42 (g)	630,533	650,625
2.57% 12/1/35 (g)	306,440	327,742
2.588% 5/1/35 (g)	146,960	157,522
2.96% 11/1/40 (g)	372,448	390,674
2.982% 9/1/41 (g)	402,594	420,224
3% 1/1/30 (e)	8,500,000	8,836,015
3% 10/1/42 to 3/1/44	108,556,842	110,054,000
3.059% 10/1/41 (g)	216,834	226,841
3.235% 7/1/41 (g)	684,745	719,455
3.325% 10/1/41 (g)	341,529	359,138
3.5% 9/1/25 to 7/1/44	105,765,913	110,531,854
3.5% 1/1/30 (e)	5,100,000	5,388,070
3.5% 1/1/30 (e)	5,100,000	5,388,070
3.5% 1/1/45 (e)	2,500,000	2,607,813
3.5% 1/1/45 (e)	11,500,000	11,995,939
3.5% 1/1/45 (e)	600,000	625,875
3.5% 1/1/45 (e)	800,000	834,500
3.5% 1/1/45 (e)	6,800,000	7,093,251
3.561% 7/1/41 (g)	675,613	712,086
4% 9/1/26 to 1/1/44	80,672,548	86,539,675
4% 1/1/45 (e)	700,000	747,469
4% 1/1/45 (e)	9,800,000	10,464,562
4% 2/1/45 (e)	2,800,000	2,982,219
4.5% 5/1/25 to 10/1/42	35,112,335	38,273,022
5% 9/1/20 to 10/1/41	6,679,448	7,345,673
5.5% 11/1/17 to 6/1/40	45,019,164	50,550,257
6% 1/1/23 to 1/1/42	11,035,837	12,533,808
6.5% 6/1/15 to 8/1/36	4,385,112	4,951,122
7% 3/1/15 to 8/1/32	888,943	1,022,081
7.5% 7/1/16 to 11/1/31	811,086	954,771
8% 1/1/30 to 5/1/30	34,085	40,977
8.5% 3/1/25 to 6/1/25	573	684
TOTAL FANNIE MAE		522,216,589

	Principal Amount	Value
Freddie Mac - 4.3%
1.925% 3/1/36 (g)	$ 144,880	$ 153,083
2.03% 4/1/35 (g)	675,750	715,306
2.373% 1/1/35 (g)	92,604	98,567
2.776% 11/1/35 (g)	264,782	283,812
2.804% 3/1/33 (g)	7,356	7,884
3% 8/1/42 to 3/1/43	21,079,877	21,367,786
3.136% 10/1/35 (g)	107,147	114,847
3.235% 9/1/41 (g)	403,641	422,532
3.239% 4/1/41 (g)	418,250	438,886
3.299% 6/1/41 (g)	486,523	508,362
3.468% 5/1/41 (g)	460,254	484,602
3.5% 1/1/42 to 8/1/44	73,798,518	76,846,669
3.618% 6/1/41 (g)	684,475	722,249
3.691% 5/1/41 (g)	574,755	607,117
4% 6/1/24 to 8/1/44	41,056,603	43,912,006
4.5% 7/1/25 to 3/1/44	29,951,442	32,626,332
5% 1/1/35 to 8/1/40	6,898,597	7,655,898
5.5% 1/1/38	258,908	290,796
6% 4/1/32 to 8/1/37	1,869,878	2,125,121
7.5% 5/1/17 to 11/1/31	81,148	95,514
8% 7/1/17 to 5/1/27	4,632	5,453
8.5% 3/1/20 to 1/1/28	74,489	87,945
TOTAL FREDDIE MAC		189,570,767
Ginnie Mae - 3.8%
3% 6/20/42 to 12/20/44	8,442,759	8,650,854
3.5% 1/15/41 to 8/20/43	39,702,723	41,753,669
3.5% 1/1/45 (e)	9,000,000	9,450,666
3.5% 1/1/45 (e)	15,300,000	16,066,132
4% 2/15/40 to 12/15/41	27,681,821	29,906,080
4% 1/1/45 (e)	1,300,000	1,393,529
4% 1/1/45 (e)	4,200,000	4,502,169
4% 1/1/45 (e)	6,200,000	6,646,060
4.5% 5/15/39 to 4/15/41	34,011,274	37,420,320
5% 3/15/39 to 4/15/41	4,586,345	5,132,526
5.5% 6/15/35	1,381,666	1,572,399
6.5% 4/15/35 to 11/15/35	149,143	172,365
7% 1/15/28 to 7/15/32	1,784,588	2,087,236
7.5% 4/15/22 to 10/15/28	436,425	508,316
8% 2/15/17 to 9/15/30	32,249	37,911
8.5% 12/15/16 to 3/15/30	5,859	6,491
TOTAL GINNIE MAE		165,306,723
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $861,703,765)		877,094,079
Asset-Backed Securities - 0.7%
	Principal Amount	Value
Accredited Mortgage Loan Trust Series 2005-1 Class M1, 0.6253% 4/25/35 (g)	$ 234,160	$ 203,634
Airspeed Ltd. Series 2007-1A Class C1, 2.6608% 6/15/32 (d)(g)	2,236,767	1,342,060
Ally Master Owner Trust Series 2012-3 Class A2, 1.21% 6/15/17	4,120,000	4,130,321
Ameriquest Mortgage Securities, Inc. pass-thru certificates:
Series 2003-10 Class M1, 1.2053% 12/25/33 (g)	18,806	17,325
Series 2004-R2 Class M3, 0.9803% 4/25/34 (g)	31,593	22,305
Series 2005-R2 Class M1, 0.6195% 4/25/35 (g)	99,639	99,516
Argent Securities, Inc. pass-thru certificates:
Series 2003-W7 Class A2, 0.932% 3/25/34 (g)	16,878	15,940
Series 2004-W11 Class M2, 1.2195% 11/25/34 (g)	198,000	192,196
Series 2004-W7 Class M1, 0.9803% 5/25/34 (g)	209,000	201,358
Series 2006-W4 Class A2C, 0.3295% 5/25/36 (g)	416,733	145,720
Asset Backed Securities Corp. Home Equity Loan Trust Series 2004-HE2 Class M1, 0.9945% 4/25/34 (g)	638,621	587,445
Capital Auto Receivables Trust Series 2013-3 Class A3, 1.31% 12/20/17	4,260,000	4,278,957
Carrington Mortgage Loan Trust Series 2007-RFC1 Class A3, 0.3095% 12/25/36 (g)	635,000	420,560
CFC LLC:
Series 2013-1A Class A, 1.65% 7/17/17 (d)	217,663	217,900
Series 2013-2A Class A, 1.75% 11/15/17 (d)	1,656,684	1,661,218
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 5.4195% 3/25/32 (MGIC Investment Corp. Insured) (g)	11,075	9,894
Series 2004-3 Class M4, 1.6245% 4/25/34 (g)	26,888	23,312
Series 2004-4 Class M2, 0.9645% 6/25/34 (g)	45,213	41,448
Series 2004-7 Class AF5, 5.868% 1/25/35	1,362,305	1,394,707
Fannie Mae Series 2004-T5 Class AB3, 0.9166% 5/28/35 (g)	13,702	12,786
Fieldstone Mortgage Investment Corp. Series 2004-3 Class M5, 2.327% 8/25/34 (g)	102,000	89,892

	Principal Amount	Value
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 0.9945% 3/25/34 (g)	$ 3,509	$ 3,217
Ford Credit Floorplan Master Owner Trust Series 2013-3 Class A1, 0.79% 6/15/17	8,230,000	8,236,024
Fremont Home Loan Trust Series 2005-A:
Class M3, 0.9045% 1/25/35 (g)	334,000	273,822
Class M4, 1.1895% 1/25/35 (g)	122,221	70,784
GCO Education Loan Funding Master Trust II Series 2007-1A Class C1L, 0.6129% 2/25/47 (d)(g)	515,834	442,727
GE Business Loan Trust Series 2003-1 Class A, 0.5908% 4/15/31 (d)(g)	16,409	15,811
GSAMP Trust Series 2004-AR1 Class B4, 5.5% 6/25/34 (d)	138,597	5,940
Home Equity Asset Trust:
Series 2003-3 Class M1, 1.4595% 8/25/33 (g)	174,545	168,787
Series 2003-5 Class A2, 0.8695% 12/25/33 (g)	11,595	10,981
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 2A3, 0.3595% 1/25/37 (g)	436,000	275,046
JPMorgan Mortgage Acquisition Trust Series 2007-CH1 Class AV4, 0.2853% 11/25/36 (g)	237,814	235,747
KeyCorp Student Loan Trust Series 1999-A Class A2, 0.5846% 12/27/29 (g)	69,018	68,690
MASTR Asset Backed Securities Trust Series 2007-HE1 Class M1, 0.4695% 5/25/37 (g)	136,048	1,351
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 1.1445% 7/25/34 (g)	23,512	21,430
Series 2006-FM1 Class A2B, 0.2653% 4/25/37 (g)	159,266	146,948
Series 2006-OPT1 Class A1A, 0.6895% 6/25/35 (g)	326,817	313,143
Morgan Stanley ABS Capital I Trust:
Series 2004-HE6 Class A2, 0.8495% 8/25/34 (g)	20,187	18,726
Series 2004-NC8 Class M6, 2.0445% 9/25/34 (g)	70,413	60,170
Series 2005-NC1 Class M1, 0.8295% 1/25/35 (g)	127,269	120,162
New Century Home Equity Loan Trust Series 2005-4 Class M2, 0.6795% 9/25/35 (g)	503,000	435,925
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M3, 2.0445% 9/25/34 (g)	188,000	176,559
Asset-Backed Securities - continued
	Principal Amount	Value
Park Place Securities, Inc.: - continued
Series 2004-WCW1: - continued
Class M4, 2.3445% 9/25/34 (g)	$ 241,000	$ 153,425
Series 2005-WCH1 Class M4, 0.9995% 1/25/36 (g)	520,000	450,432
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 0.9695% 4/25/33 (g)	1,796	1,673
Santander Drive Auto Receivables Trust Series 2014-4 Class C, 2.6% 11/16/20	2,365,000	2,368,968
Saxon Asset Securities Trust Series 2004-1 Class M1, 0.9503% 3/25/35 (g)	321,339	293,117
SLM Private Credit Student Loan Trust Series 2004-A Class C, 1.1906% 6/15/33 (g)	276,816	266,193
Structured Asset Investment Loan Trust Series 2004-8 Class M5, 1.8945% 9/25/34 (g)	16,334	14,128
Terwin Mortgage Trust Series 2003-4HE Class A1, 1.0295% 9/25/34 (g)	10,148	9,059
Whinstone Capital Management Ltd. Series 1A Class B3, 2.0336% 10/25/44 (d)(g)	630,180	635,286
TOTAL ASSET-BACKED SECURITIES (Cost $30,670,916)		30,402,765
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.2%
Bear Stearns ALT-A Trust floater Series 2005-1 Class A1, 0.7295% 1/25/35 (g)	448,470	436,082
Granite Master Issuer PLC floater:
Series 2006-1A Class C2, 1.3655% 12/20/54 (d)(g)	2,117,000	2,084,187
Series 2006-2 Class C1, 1.1055% 12/20/54 (g)	1,885,000	1,850,128
Series 2006-3 Class C2, 1.1655% 12/20/54 (g)	396,000	389,664
Series 2006-4:
Class C1, 0.9255% 12/20/54 (g)	647,000	626,296
Class M1, 0.5055% 12/20/54 (g)	279,000	270,630
Series 2007-1:
Class 1C1, 0.7655% 12/20/54 (g)	654,000	625,878
Class 1M1, 0.4655% 12/20/54 (g)	425,000	408,425
Class 2C1, 1.0255% 12/20/54 (g)	298,000	291,891
Class 2M1, 0.6655% 12/20/54 (g)	546,000	532,077

	Principal Amount	Value
Series 2007-2 Class 2C1, 1.022% 12/17/54 (g)	$ 757,000	$ 741,482
Granite Mortgages PLC floater Series 2003-3 Class 1C, 2.6808% 1/20/44 (g)	151,584	154,241
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 0.3795% 5/25/47 (g)	165,105	148,949
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.3395% 2/25/37 (g)	256,920	234,459
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 0.4595% 7/25/35 (g)	438,852	415,557
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B5, 2.5117% 6/10/35 (d)(g)	83,534	76,438
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 1.2054% 7/20/34 (g)	8,809	8,424
TOTAL PRIVATE SPONSOR		9,294,808
U.S. Government Agency - 0.1%
Fannie Mae planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	571,870	619,587
Series 1999-57 Class PH, 6.5% 12/25/29	465,432	535,376
Series 2002-9 Class PC, 6% 3/25/17	29,260	30,466
Freddie Mac planned amortization class Series 2500 Class TE, 5.5% 9/15/17	790,822	826,299
Ginnie Mae guaranteed REMIC pass-thru certificates Series 2007-35 Class SC, 39.234% 6/16/37 (g)(i)	59,472	115,104
TOTAL U.S. GOVERNMENT AGENCY		2,126,832
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,987,919)		11,421,640
Commercial Mortgage Securities - 6.5%

Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2006-2:
Class A4, 5.9175% 5/10/45 (g)	2,245,000	2,337,476
Class AAB, 5.8995% 5/10/45 (g)	309,090	311,634
Series 2006-3 Class A4, 5.889% 7/10/44	4,455,644	4,689,525
Commercial Mortgage Securities - continued
	Principal Amount	Value
Banc of America Commercial Mortgage Trust: - continued
sequential payer: - continued
Series 2006-5 Class A2, 5.317% 9/10/47	$ 3,086,359	$ 3,085,359
Series 2006-4 Class A1A, 5.617% 7/10/46 (g)	9,840,003	10,417,966
Series 2007-3:
Class A3, 5.785% 6/10/49 (g)	4,383,855	4,393,618
Class A4, 5.785% 6/10/49 (g)	2,811,723	3,016,169
Banc of America Commercial Mortgage, Inc. sequential payer Series 2001-1 Class A4, 5.451% 1/15/49	7,843,204	8,405,805
Bayview Commercial Asset Trust floater:
Series 2005-4A:
Class A2, 0.5595% 1/25/36 (d)(g)	473,384	420,888
Class M1, 0.6195% 1/25/36 (d)(g)	99,048	79,029
Class M2, 0.6395% 1/25/36 (d)(g)	29,880	23,386
Class M3, 0.6695% 1/25/36 (d)(g)	43,437	32,732
Series 2007-1 Class A2, 0.4395% 3/25/37 (d)(g)	134,071	110,285
Series 2007-2A:
Class A1, 0.4395% 7/25/37 (d)(g)	142,548	121,200
Class A2, 0.4895% 7/25/37 (d)(g)	133,425	105,713
Class M2, 0.5795% 7/25/37 (d)(g)	74,125	8,990
Class M3, 0.6595% 7/25/37 (d)(g)	55,965	3,774
Series 2007-3:
Class A2, 0.4595% 7/25/37 (d)(g)	193,704	162,317
Class M1, 0.4795% 7/25/37 (d)(g)	79,354	59,880
Class M2, 0.5095% 7/25/37 (d)(g)	83,423	48,064
Class M3, 0.5395% 7/25/37 (d)(g)	182,310	69,523
Class M4, 0.6695% 7/25/37 (d)(g)	288,114	88,262
Class M5, 0.7695% 7/25/37 (d)(g)	102,810	17,396
Bear Stearns Commercial Mortgage Securities Trust floater Series 2007-BBA8:
Class H, 0.7108% 3/15/22 (d)(g)	38,043	38,043
Class J, 0.8608% 3/15/22 (d)(g)	147,000	146,472
C-BASS Trust floater Series 2006-SC1 Class A, 0.4253% 5/25/36 (d)(g)	146,907	140,329

	Principal Amount	Value
CDGJ Commercial Mortgage Trust Series 2014-BXCH Class DPA, 2.8% 12/15/27 (d)(g)	$ 1,795,000	$ 1,795,565
Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer Series 2007-CD4:
Class A3, 5.293% 12/11/49	566,446	570,621
Class A4, 5.322% 12/11/49	16,150,000	17,099,006
COMM Mortgage Trust pass-thru certificates:
floater Series 2005-F10A Class J, 1.0108% 4/15/17 (d)(g)	44,103	44,170
sequential payer Series 2006-C7 Class A1A, 5.9376% 6/10/46 (g)	8,421,733	8,848,639
Credit Suisse Commercial Mortgage Trust:
sequential payer:
Series 2007-C2 Class A2, 5.448% 1/15/49 (g)	10,599	10,521
Series 2007-C3 Class A4, 5.8922% 6/15/39 (g)	2,341,450	2,501,015
Series 2007-C5 Class A4, 5.695% 9/15/40 (g)	2,750,000	2,966,282
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CKN5 Class AX, 0% 9/15/34 (d)(g)(h)	8,148	0
Credit Suisse Mortgage Capital Certificates floater Series 2007-TFL1 Class F, 0.4808% 2/15/22 (d)(g)	18,396	18,324
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	5,341,000	5,675,763
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	2,090,000	2,229,357
Series 2006-GG7 Class A4, 6.0135% 7/10/38 (g)	4,857,561	5,077,574
GS Mortgage Securities Trust sequential payer Series 2006-GG8 Class A4, 5.56% 11/10/39	904,720	957,794
Hilton U.S.A. Trust Series 2013-HLT:
Class CFX, 3.7141% 11/5/30 (d)	890,000	899,653
Class DFX, 4.4065% 11/5/30 (d)	8,320,000	8,512,029
Commercial Mortgage Securities - continued
	Principal Amount	Value
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2006-FL2A:
Class E, 0.4408% 11/15/18 (d)(g)	$ 35,952	$ 35,587
Class F, 0.4908% 11/15/18 (d)(g)	88,352	85,907
Class G, 0.5208% 11/15/18 (d)(g)	76,973	74,280
Class H, 0.6608% 11/15/18 (d)(g)	58,914	56,493
Series 2014-BXH:
Class C, 1.8108% 4/15/27 (d)(g)	1,359,000	1,356,896
Class D, 2.4108% 4/15/27 (d)(g)	2,897,000	2,886,015
sequential payer:
Series 2006-CB16 Class A1A, 5.546% 5/12/45	5,679,142	6,014,858
Series 2006-CB17 Class A4, 5.429% 12/12/43	2,810,000	2,955,069
Series 2006-LDP8 Class A1A, 5.397% 5/15/45	9,739,716	10,244,535
Series 2007-CB18 Class A4, 5.44% 6/12/47	838,002	891,024
Series 2007-CB19 Class A4, 5.8912% 2/12/49 (g)	4,967,639	5,360,610
Series 2007-LD11 Class A4, 5.9746% 6/15/49 (g)	6,664,597	7,154,858
Series 2007-LDPX Class A3, 5.42% 1/15/49	5,099,616	5,444,243
Series 2006-LDP7 Class A4, 6.057% 4/15/45 (g)	8,035,000	8,389,906
Series 2007-CB20 Class A1A, 5.746% 2/12/51	15,138,591	16,551,022
Series 2007-LDP10 Class CS, 5.466% 1/15/49 (g)	536,947	16,059
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 6.1009% 7/15/44 (g)	3,733,000	4,044,340
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2007-C1 Class A4, 5.424% 2/15/40	12,199,848	13,064,232
Series 2007-C2 Class A3, 5.43% 2/15/40	952,381	1,018,874
Series 2007-C7 Class A3, 5.866% 9/15/45	4,474,028	4,915,405
Merrill Lynch Mortgage Trust Series 2007-C1 Class A4, 6.0273% 6/12/50 (g)	10,916,000	11,724,395

	Principal Amount	Value
Merrill Lynch-CFC Commercial Mortgage Trust:
sequential payer:
Series 2006-4 Class A3, 5.172% 12/12/49 (g)	$ 463,268	$ 490,369
Series 2007-5 Class A4, 5.378% 8/12/48	2,410,624	2,560,801
Series 2007-6 Class A4, 5.485% 3/12/51 (g)	3,875,000	4,160,196
Series 2007-9 Class A4, 5.7% 9/12/49	5,500,000	5,948,096
Series 2007-7 Class B, 5.9329% 6/12/50 (g)	770,000	32,743
Morgan Stanley Capital I Trust:
floater:
Series 2006-XLF Class C, 1.361% 7/15/19 (d)(g)	113,478	101,075
Series 2007-XLFA:
Class D, 0.351% 10/15/20 (d)(g)	235,000	232,092
Class E, 0.411% 10/15/20 (d)(g)	294,000	288,892
Class F, 0.461% 10/15/20 (d)(g)	176,000	172,062
Class G, 0.501% 10/15/20 (d)(g)	218,000	211,488
Class H, 0.591% 10/15/20 (d)(g)	137,000	130,167
Class J, 0.741% 10/15/20 (d)(g)	79,407	71,476
sequential payer Series 2007-HQ11 Class A31, 5.439% 2/12/44 (g)	823,865	828,833
Series 2007-HQ12 Class A2, 5.7725% 4/12/49 (g)	2,095,283	2,110,013
Series 2007-IQ14 Class B, 5.9045% 4/15/49 (g)	2,175,000	190,160
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (d)	4,065,063	5,284,175
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2006-WL7A:
Class G, 0.522% 9/15/21 (d)(g)	63,782	62,534
Class J, 0.762% 9/15/21 (d)(g)	139,000	133,500
Series 2007-WHL8 Class F, 0.6408% 6/15/20 (d)(g)	1,046,000	991,273
sequential payer:
Series 2006-C28 Class A4, 5.572% 10/15/48	3,501,392	3,700,471
Series 2006-C29 Class A1A, 5.297% 11/15/48	3,237,248	3,452,820
Series 2007-C30 Class A5, 5.342% 12/15/43	13,901,000	14,834,962
Commercial Mortgage Securities - continued
	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust: - continued
sequential payer: - continued
Series 2007-C31 Class A4, 5.509% 4/15/47	$ 6,652,000	$ 7,006,186
Series 2007-C32 Class A3, 5.9028% 6/15/49 (g)	10,240,000	10,991,809
Series 2007-C33 Class A4, 6.1399% 2/15/51 (g)	5,712,925	6,104,083
Series 2006-C23 Class A5, 5.416% 1/15/45 (g)	3,010,000	3,118,354
Series 2006-C26 Class A1A, 6.009% 6/15/45 (g)	4,599,091	4,869,720
Series 2006-C27 Class A1A, 5.749% 7/15/45 (g)	8,165,956	8,653,742
Series 2007-C31 Class C, 5.8613% 4/15/47 (g)	2,455,000	2,408,736
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $288,789,126)		286,965,584
Municipal Securities - 2.5%

Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (FirstEnergy Nuclear Generation Corp. Proj.) Series 2005 A, 3.375%, tender 7/1/15 (g)	1,200,000	1,215,192
California Gen. Oblig.:
Series 2009, 7.35% 11/1/39	805,000	1,192,366
6.65% 3/1/22	4,360,000	5,392,971
7.3% 10/1/39	6,270,000	9,235,647
7.5% 4/1/34	5,055,000	7,514,662
7.6% 11/1/40	10,310,000	16,087,002
7.625% 3/1/40	1,675,000	2,571,125
Chicago Gen. Oblig.:
(Taxable Proj.):
Series 2008 B, 5.63% 1/1/22	880,000	941,917
Series 2010 C1, 7.781% 1/1/35	4,760,000	5,649,263
Series 2012 B, 5.432% 1/1/42	1,205,000	1,135,050
6.314% 1/1/44	5,300,000	5,614,502
Illinois Gen. Oblig.:
Series 2003:
4.35% 6/1/18	445,000	464,380
5.1% 6/1/33	20,780,000	20,628,098
Series 2010, 4.421% 1/1/15	2,850,000	2,850,000
Series 2010-1, 6.63% 2/1/35	3,720,000	4,141,588
Series 2010-3:
5.547% 4/1/19	120,000	129,392
6.725% 4/1/35	5,545,000	6,203,302
7.35% 7/1/35	2,580,000	3,034,725
Series 2011:
4.961% 3/1/16	365,000	380,231
5.365% 3/1/17	140,000	149,877
5.665% 3/1/18	3,680,000	4,029,710

	Principal Amount	Value
5.877% 3/1/19	$ 9,700,000	$ 10,709,964
Series 2013:
2.69% 12/1/17	1,225,000	1,230,439
3.14% 12/1/18	1,270,000	1,281,290
TOTAL MUNICIPAL SECURITIES (Cost $104,927,526)		111,782,693
Foreign Government and Government Agency Obligations - 0.3%

Brazilian Federative Republic:
4.25% 1/7/25	4,015,000	4,015,000
5.625% 1/7/41	4,104,000	4,422,060
United Mexican States 4.75% 3/8/44	4,170,000	4,347,225
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $12,499,395)		12,784,285
Bank Notes - 0.2%

Discover Bank (Delaware) 3.2% 8/9/21	6,249,000	6,275,877
Fifth Third Bank 4.75% 2/1/15	487,000	488,567
TOTAL BANK NOTES (Cost $6,720,719)		6,764,444
Money Market Funds - 5.7%
	Shares
Fidelity Cash Central Fund, 0.13% (a) (Cost $251,965,757)	251,965,757	251,965,757
Cash Equivalents - 1.0%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.06%, dated 12/31/14 due 1/2/15 (Collateralized by U.S. Government Obligations) # (b) (Cost $42,726,000)	$ 42,726,148	$ 42,726,000
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $4,398,669,670)		4,516,106,120
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(122,263,458)
NET ASSETS - 100%		$ 4,393,842,662
TBA Sale Commitments
	Principal Amount
Fannie Mae
3.5% 1/1/30	$ (5,100,000)	(5,388,070)
3.5% 1/1/30	(11,300,000)	(11,938,274)

	Principal Amount	Value
3.5% 1/1/45	$ (3,400,000)	$ (3,546,625)
3.5% 1/1/45	(3,400,000)	(3,546,625)
3.5% 1/1/45	(1,400,000)	(1,460,375)
3.5% 1/1/45	(1,900,000)	(1,981,938)
3.5% 1/1/45	(600,000)	(625,875)
3.5% 1/1/45	(800,000)	(834,500)
3.5% 1/1/45	(6,800,000)	(7,093,251)
4% 1/1/45	(2,800,000)	(2,989,875)
TOTAL FANNIE MAE		(39,405,408)
Ginnie Mae
3.5% 1/1/45	(3,400,000)	(3,570,252)
TOTAL TBA SALE COMMITMENTS (Proceeds $42,889,223)		$ (42,975,660)
Swaps
Credit Default Swaps
Underlying Reference	Rating(1)	Expiration Date	Clearinghouse/ Counterparty	Fixed Payment Received/ (Paid)	Notional Amount(2)	Value(1)	Upfront Premium Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Sell Protection
Ameriquest Mortgage Securities Inc Series 2004-R11 Class M9	C	Dec. 2034	Bank of America	4.25%	$ 46,610	$ (45,532)	$ 0	$ (45,532)
Ameriquest Mortgage Securities Inc Series 2004-R11 Class M9	C	Dec. 2034	Credit Suisse International	4.25%	80,969	(79,103)	0	(79,103)
Morgan Stanley ABS Capital I Inc Series 2004-HE7 Class B3	C	Sep. 2034	Morgan Stanley Capital Group, Inc.	5.1%	78,601	(58,569)	0	(58,569)
Morgan Stanley ABS Capital I Inc Series 2004-NC6 Class M3	Ca	Aug. 2034	Barclays Bank PLC	1.545%	60,898	(9,856)	0	(9,856)
TOTAL CREDIT DEFAULT SWAPS						$ (193,060)	$ 0	$ (193,060)

(1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's ratings are not available, S&P ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

(2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Includes investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $206,425,833 or 4.7% of net assets.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Security or a portion of the security has been segregated as collateral for open bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $1,516,156.
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.
(i) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$42,726,000 due 1/02/15 at 0.06%
BNP Paribas Securities Corp.	$ 19,310,229
Barclays Capital, Inc.	2,260,353
Commerz Markets LLC	15,980,259
Credit Agricole CIB New York Branch	3,860,954
Mizuho Securities USA, Inc.	1,314,205
$ 42,726,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 259,762
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 1,647,398,351	$ -	$ 1,647,398,351	$ -
U.S. Government and Government Agency Obligations	1,236,800,522	-	1,236,800,522	-
U.S. Government Agency - Mortgage Securities	877,094,079	-	877,094,079	-
Asset-Backed Securities	30,402,765	-	30,402,765	-
Collateralized Mortgage Obligations	11,421,640	-	11,345,202	76,438
Commercial Mortgage Securities	286,965,584	-	286,793,033	172,551
Municipal Securities	111,782,693	-	111,782,693	-
Foreign Government and Government Agency Obligations	12,784,285	-	12,784,285	-
Bank Notes	6,764,444	-	6,764,444	-
Money Market Funds	251,965,757	251,965,757	-	-
Cash Equivalents	42,726,000	-	42,726,000	-
Total Investments in Securities:	$ 4,516,106,120	$ 251,965,757	$ 4,263,891,374	$ 248,989
Derivative Instruments:
Liabilities
Swaps	$ (193,060)	$ -	$ (193,060)	$ -
Other Financial Instruments:
TBA Sale Commitments	$ (42,975,660)	$ -	$ (42,975,660)	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps (a)	$ -	$ (193,060)
Total Value of Derivatives	$ -	$ (193,060)
(a) For bi-lateral OTC swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $41,904,828 and repurchase agreements of $42,726,000) - See accompanying schedule: Unaffiliated issuers (cost $4,146,703,913)	$ 4,264,140,363
Fidelity Central Funds (cost $251,965,757)	251,965,757
Total Investments (cost $4,398,669,670)		$ 4,516,106,120
Cash		831
Receivable for TBA sale commitments		42,889,223
Interest receivable		26,819,029
Distributions receivable from Fidelity Central Funds		18,142
Total assets		4,585,833,345

Liabilities
Payable for investments purchased
Regular delivery	$ 17,273
Delayed delivery	105,585,246
TBA sale commitments, at value	42,975,660
Payable for fund shares redeemed	383,760
Bi-lateral OTC swaps, at value	193,060
Other payables and accrued expenses	109,084
Collateral on securities loaned, at value	42,726,600
Total liabilities		191,990,683

Net Assets		$ 4,393,842,662
Net Assets consist of:
Paid in capital		$ 4,279,536,440
Undistributed net investment income		2,033,152
Accumulated undistributed net realized gain (loss) on investments		(4,883,883)
Net unrealized appreciation (depreciation) on investments		117,156,953
Net Assets, for 41,179,085 shares outstanding		$ 4,393,842,662
Net Asset Value, offering price and redemption price per share ($4,393,842,662 ÷ 41,179,085 shares)		$ 106.70

Statement of Operations

	Year ended December 31, 2014

Investment Income
Interest		$ 125,373,427
Income from Fidelity Central Funds		259,762
Total income		125,633,189

Expenses
Custodian fees and expenses	$ 74,657
Independent trustees' compensation	17,928
Total expenses before reductions	92,585
Expense reductions	(18,124)	74,461
Net investment income (loss)		125,558,728
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,632,233
Swaps	(239,995)
Total net realized gain (loss)		18,392,238
Change in net unrealized appreciation (depreciation) on: Investment securities	112,255,504
Swaps	215,501
Delayed delivery commitments	(78,202)
Total change in net unrealized appreciation (depreciation)		112,392,803
Net gain (loss)		130,785,041
Net increase (decrease) in net assets resulting from operations		$ 256,343,769

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 125,558,728	$ 111,623,482
Net realized gain (loss)	18,392,238	(29,715,704)
Change in net unrealized appreciation (depreciation)	112,392,803	(143,796,025)
Net increase (decrease) in net assets resulting from operations	256,343,769	(61,888,247)
Distributions to shareholders from net investment income	(122,583,776)	(111,480,985)
Distributions to shareholders from net realized gain	-	(47,197,834)
Total distributions	(122,583,776)	(158,678,819)
Share transactions Proceeds from sales of shares	489,849,977	138,326,373
Reinvestment of distributions	122,583,763	158,678,818
Cost of shares redeemed	(298,099,997)	(383,113,369)
Net increase (decrease) in net assets resulting from share transactions	314,333,743	(86,108,178)
Total increase (decrease) in net assets	448,093,736	(306,675,244)

Net Assets
Beginning of period	3,945,748,926	4,252,424,170
End of period (including undistributed net investment income of $2,033,152 and undistributed net investment income of $2,806,305, respectively)	$ 4,393,842,662	$ 3,945,748,926
Other Information Shares
Sold	4,633,829	1,312,355
Issued in reinvestment of distributions	1,157,237	1,501,757
Redeemed	(2,814,399)	(3,663,162)
Net increase (decrease)	2,976,667	(849,050)

Financial Highlights

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 103.29	$ 108.89	$ 107.64	$ 105.18	$ 104.52
Income from Investment Operations
Net investment income (loss) B	3.178	2.829	3.111	3.817	3.943
Net realized and unrealized gain (loss)	3.336	(4.398)	3.442	4.385	4.424
Total from investment operations	6.514	(1.569)	6.553	8.202	8.367
Distributions from net investment income	(3.104)	(2.826)	(3.056)	(3.851)	(3.947)
Distributions from net realized gain	-	(1.205)	(2.247)	(1.891)	(3.760)
Total distributions	(3.104)	(4.031)	(5.303)	(5.742)	(7.707)
Net asset value, end of period	$ 106.70	$ 103.29	$ 108.89	$ 107.64	$ 105.18
Total ReturnA	6.37%	(1.46)%	6.16%	7.96%	8.12%
Ratios to Average Net AssetsC, F
Expenses before reductions E	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any E	-%	-%	-%	-%	-%
Expenses net of all reductions E	-%	-%	-%	-%	-%
Net investment income (loss)	3.01%	2.68%	2.84%	3.57%	3.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,393,843	$ 3,945,749	$ 4,252,424	$ 3,790,381	$ 3,758,091
Portfolio turnover rateD	151%	333%	291%	302%	230%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

Fidelity VIP Investment Grade Central Fund (the Fund) is a fund of Fidelity Garrison Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds).

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Brokers which make markets in asset backed securities, collateralized mortgage obligations and commercial mortgage securities may also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 148,679,240
Gross unrealized depreciation	(26,531,318)
Net unrealized appreciation (depreciation) on securities	$ 122,147,922

Tax Cost	$ 4,393,958,198

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (4,366,398)
Net unrealized appreciation (depreciation) on securities and other investments	$ 121,868,337

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (4,366,398)

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 122,583,776	$ 114,536,115
Long-term Capital Gains	-	44,142,704
Total	$ 122,583,776	$ 158,678,819

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with FMR, or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps(a)	$ (239,995)	$ 215,501

(a) A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Swaps - continued

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $622,628,210 and $254,225,838, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Investments Money Management, Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Trustees, and certain exceptions such as interest expense.

Annual Report

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period amounted to $287,628.

8. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $17,928.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $196.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund according to the following schedule.

Fund	Ownership %
VIP Asset Manager Portfolio	11.1%
VIP Asset Manager: Growth Portfolio	1.0%
VIP Balanced Portfolio	17.3%
VIP Investment Grade Bond Portfolio	70.6%

10. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Garrison Street Trust and Shareholders of Fidelity VIP Investment Grade Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity VIP Investment Grade Central Fund (the Fund), a fund of Fidelity Garrison Street Trust, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity VIP Investment Grade Central Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversees 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investment Grade Central Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Investments Money Management, Inc. (FIMM) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by FIMM, the sub-advisers, and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other Fidelity funds and accounts and ultimately to enhance the performance of those funds and accounts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Item 2. Code of Ethics

As of the end of the period, December 31, 2014, Fidelity Garrison Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that James H. Keyes is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Keyes is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to VIP Investment Grade Central Fund (the "Fund"):

Services Billed by Deloitte Entities

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Investment Grade Central Fund	$192,000	$-	$6,700	$600

December 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Investment Grade Central Fund	$194,000	$-	$6,400	$500

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2014A	December 31, 2013A
Audit-Related Fees	$-	$765,000
Tax Fees	$-	$-
All Other Fees	$650,000	$795,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	December 31, 2014 A	December 31, 2013 A
Deloitte Entities	$1,810,000	$1,685,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Fund, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund's last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Garrison Street Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 26, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 26, 2015